UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

ACCELERA INNOVATIONS, INC

(Exact name of registrant as specified in its charter)

Delaware	000-53392	26-2517763
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20511 Abbey Dr. Frankfort, IL 60423

(Address of Principal Executive Offices) (Zip Code)

866-866-0758

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John Wallin, acting CEO and CFO of Accelera Innovations Inc. has submitted his retirement on April 20, 2017.

Accelera Innovations Inc. grants emeritus status to retiring CEO, John Wallin.

Geoffrey Thompson, current Chairman of the Board will become the interim CEO and CFO of Accelera Innovations, Inc. beginning April 20, 2017.

Cynthia Boerum, current Chief Strategic Officer of Accelera Innovations Inc., will become the interim COO beginning April 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Accelera Innovations Inc.

By:	/s/ Geoffrey Thompson
Name:	Geoffrey Thompson
Title:	Chairman of Board

Date: April 24, 2017